                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (as the same may be amended, amended and restated, modified, or supplemented from time to time, this "Amendment") is entered into and effective as of the 16th day of June, 1998 by and among LAKEHEAD PIPE LINE COMPANY, INC., a Delaware corporation (the "General Partner"), LAKEHEAD PIPE LINE PARTNERS, L.P., a Delaware limited partnership (the "MLP"), LAKEHEAD SERVICES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Services Partnership"), LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP, a Delaware limited partnership (the "Operating Partnership," and, together with the MLP and the Services Partnership, collectively the "Borrowers"); BANK OF MONTREAL, a Canadian chartered bank, THE TORONTO-DOMINION BANK, a Canadian chartered bank, CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank, ABN AMRO BANK, N.V., CAYMAN ISLANDS BRANCH ; and said BANK OF MONTREAL as Agent for the Banks.

                               W I T N E S E T H :

         WHEREAS, the General Partner, the Borrowers, the Banks, the Agent, and the Collateral Agent have entered into that certain Amended and Restated Credit Agreement dated as of September 6, 1996 as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement, dated effective as of September 6,1996 (as so amended and as the same may be amended, modified, or supplemented from time to time, the "Credit Agreement");

         WHEREAS, prior to the date hereof, the Operating Partnership entered into certain amendments of the Mortgage Note Agreements pursuant to a Third Amendment dated as of December 15, 1997.

         WHEREAS, the General Partner, the Borrowers, the Banks, and the Agent have agreed, and hereby agree, to conform certain provisions of the Credit Agreement to the amendments of the Mortgage Note Agreements as set forth in the Third Amendment, to increase the amount of the Commitment and further to amend certain other provisions of the Credit Agreement;

         NOW, THEREFORE, the General Partner, the Borrowers, the Banks, and the Agent hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used herein (including in the recitals hereinabove) and not otherwise defined herein shall have the meanings respectively assigned to such terms in the Credit Agreement.

         SECTION 2. Amendments to Section 1.01 of the Credit Agreement.

                  Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) The definition of the term "Consolidated Pro Forma Debt Service" contained in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                            " 'Consolidated Pro Forma Debt Service' means, at
                  any date of determination, (a) the total amount payable by any Person and its Subsidiaries on a consolidated basis, after eliminating all intercompany transactions, during the four consecutive calendar quarters next succeeding the date of determination, in respect of all interest charges with respect to Indebtedness of such Person and its Subsidiaries outstanding on such date of determination, after giving effect to any Indebtedness proposed to be incurred on such date and to the repayment of any other Indebtedness occurring either concurrently therewith or within 90 days thereafter, including actual payments under Capital Lease obligations, (b) less the amount of investment income received by such Person and its Subsidiaries on a consolidated basis during such period from the investment of cash and cash equivalents, (i) assuming, in the case of the Indebtedness under this Agreement (other than Indebtedness secured by Qualifying Securities), that such Indebtedness will bear interest at the Fluctuating Rate and, in the case of other Indebtedness bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate in effect on such date will remain in effect throughout such period; (ii) in the case of any Working Capital Facility, including only actual interest payments paid pursuant thereto during the most recent four calendar quarters; and (iii) treating the principal amount of all Indebtedness outstanding as of such date of determination under a revolving credit or similar agreement other than any Working Capital Facility, as maturing and becoming due and payable in equal quarterly installments over (A) a term of seven years if the maturity or termination date thereof is seven years or less or
                  (B) if the maturity or termination date thereof is more than seven years, over such longer term."

                  (ii) The definition of the term "Interest Rate Agreement" contained in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                   " 'Interest Rate Agreement' shall mean any one or more
                  interest rate swap agreements , interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements designed to protect the Operating Partnership, the Services Partnership, the MLP or any of their respective Subsidiaries against fluctuations in interest rates on Indebtedness outstanding under any of their respective current or future debt obligations."

                  (iii) The definition of the term "Maximum Consolidated Pro Forma Debt Service" contained in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                           " 'Maximum Consolidated Pro Forma Debt Service'
                  means, as at any date of determination, (a) the highest total amount payable by any Person and its Subsidiaries on a consolidated basis, after eliminating all intercompany transactions, during any period of four consecutive calendar quarters, commencing with the fiscal quarter in which such date of determination occurs (and based on Indebtedness outstanding as of such date of determination) and ending on December 31, 2011, in respect of scheduled principal payments and all interest charges with respect to all Indebtedness of any Person and its Subsidiaries outstanding on such date of determination, after giving effect to any Indebtedness proposed to be incurred on such date and to the repayment of any other Indebtedness occurring concurrently therewith or within 90 days thereafter, including actual payments under Capital Lease obligations, less (b) the amount of investment income received by such Person and its Subsidiaries on a consolidated basis during such period from the investment of cash and cash equivalents, (i) assuming, in the case of the Indebtedness under this Agreement (other than Indebtedness secured by Qualifying Securities), that such indebtedness will bear interest at the Fluctuating Rate, and, in the case of other Indebtedness bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate in effect on such date will remain in effect throughout such period, (ii) in the case of any Working Capital Facility, including only actual interest payments paid pursuant thereto during the four most recent calendar quarters, and (iii) treating the principal amount of all Indebtedness outstanding as of such date of determination under a revolving credit or similar agreement (other than any Working Capital Facility) as maturing and becoming due and payable in equal quarterly installments over (A) a term of seven years if the maturity or termination date thereof is seven years or less or (B) if the maturity or termination date is more than seven years, over such longer term."

                  (iv) The definition of the term "Notes" contained in Section
1.01 of the Credit Agreement is hereby amended by inserting immediately after the phrase ", including, without limitation, any promissory notes evidencing any increase in the Total Loan Commitment", but before the "." appearing at the end thereof, the following:

                                    ", including, without limitation, any
                  promissory notes evidencing any increase in the Total Loan Commitment, including, without limitation, (a) those promissory notes, each dated June 16,1998, executed by the Operating Partnership in the respective face amounts of $136,586,300, $85,365,850, $85,365,850 and $42,682,000 payable respectively to the order of the Bank of Montreal, The TorontoDominion Bank, the Canadian Imperial Bank of Commerce and ABN AMRO Bank, N.V., Cayman Islands Branch, (b) those promissory notes, each dated June 16,1998, executed by the MLP in the respective face amounts of $136,586,300, $85,365,850, $85,365,850 and $42,682,000 payable respectively to the order of the Bank of Montreal, The Toronto-Dominion Bank, the Canadian Imperial Bank of Commerce and ABN AMRO Bank, N.V., Cayman Islands Branch, and (c) those promissory notes, each dated June 16,1998, executed by the Services Partnership in the respective face amounts of $136,586,300, $85,365,850, $85,365,850 and $42,682,000 payable respectively to the order of Bank of Montreal, The TorontoDominion Bank, the Canadian Imperial Bank of Commerce and ABN AMRO Bank, N.V., Cayman Islands Branch."

                  (v) The definition of the term "Parity Debt" contained in
Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                           " 'Parity Debt' shall mean indebtedness of the Operating Partnership (including, without limitation, indebtedness of the Operating Partnership evidenced by Mortgage Notes) which satisfies the definition of "Parity Debt" as said term is defined in the Mortgage Note Agreements."

                  (vi) The definition of the term "Prospective Debt Service" contained in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                           "'Prospective Debt Service' shall mean, in respect of
                  any Person, the sum of a) the payment obligations of such Person and its Subsidiaries on a consolidated basis, after eliminating all intercompany transactions, in respect of a relevant calendar quarter for which the calculation thereof is being made, and based on Funded Debt outstanding as of the date of determination, for all interest charges with respect to, Funded Debt, less (b) the amount of investment income generated by such Person and its Subsidiaries on a consolidated basis from the investment of cash and cash equivalents during such period, (i) assuming, in the case of the Loans (other than Loans secured by Qualifying Securities), that the rate of interest will be the

                  Fluctuating Rate and, in the case of other Funded Debt bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate in effect on such date will remain in effect throughout such period, (ii) in the case of any Working Capital Facility, including only actual interest payments paid thereunder during such calendar quarter, (iii) treating the principal amount of all Funded Debt outstanding as of such date of determination under a revolving credit or similar agreement (other than any Working Capital Facility) as maturing and becoming due and payable in equal quarterly installments over (A) a term of seven years if the maturity or termination date thereof is seven years or less or (B) if the maturity or termination date is more than seven years, over such larger term, and (iv) deeming (A) with respect to the Mortgage Notes and any of such other Funded Debt of which principal is payable annually, that 25% of the aggregate amount of all principal to be paid in respect of such Mortgage Notes and other Funded Debt in such year is being payable in such quarter, and (B) with respect to any other Funded Debt of which principal is payable semi-annually or more frequently, that at least 50% of the aggregate amount of all principal to be paid in respect of such other Funded Debt in such period as being payable in such quarter."


         (vii) The definition of the term "Total Loan Commitment" contained in
Section 1.01 of the Credit Agreement is hereby amended by deleting the amount "$205,000,000" appearing therein and substituting therefor the amount of "$350,000,000."

         (viii) The definition of the term "Working Capital Facility" contained in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase "or other financial institutions after "banks " and before ", which" in the third line thereof.

                  SECTION 3. Amendment to Subsections 8.01 (f) and 8.01(j) of the Credit Agreement.

         (i) Subsection (f) of Section 8.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                           "(f) The Operating Partnership may become and remain
                  liable with respect to Indebtedness, in addition to that otherwise permitted by the foregoing subsections of this
                  Section 8.01, including Borrowings under this Agreement, if on the date the Operating Partnership becomes liable with respect to any such additional Indebtedness and immediately after giving effect thereto and to the repayment of any Indebtedness occurring either concurrently therewith or within 90 days thereafter (i) (A) the ratio of Consolidated Cash Flow to Consolidated Pro Forma Debt Service is greater than 2.5 to 1.0, and (B) the ratio of Consolidated Cash Flow to Maximum Consolidated Pro Forma Debt Service is greater than 1.1 to 1.0; and (ii) any such Indebtedness which is to be secured under the Security Documents as provided in

                  Section 8.02(i) is incurred pursuant to an agreement or instrument which complies with the requirements set forth in clause ii of the proviso to Section 8.01(b), provided that if such Indebtedness is (A) Funded Debt incurred by the Operating Partnership and (B) is to be secured under the Security Documents as provided in Section 8.02(i), then on the date the Operating Partnership becomes liable with respect to any such additional Funded Debt, the Operating Partnership would not be permitted to incur any additional Funded Debt under Section 8.01(b);"

         (ii) Subsection (j) of Section 8.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "(j) the Operating Partnership, the Services Partnership, the MLP and their respective Subsidiaries may become and remain liable with respect to obligations under Interest Rate Agreements; and"

         (iii) Subsection (k) of Section 8.01 of the Credit Agreement is hereby deleted in its entirety.


         SECTION 4. Amendments to Section 8.02 of the Credit Agreement.

                  Section 8.02 of the Credit Agreement is hereby amended as follows:

                  (i) Subsection (i) of Section 8.02 of the Credit Agreement is hereby amended by inserting the words " or Section 8.01(f)" immediately after the words "Section 8.01(b)" appearing at the end of clause (A) thereof.

                  (ii) The "lead-in" language to Clause (C) of Subsection 8.02
(i) of the Credit Agreement and subclauses (i) and (ii) to said Clause (C) are hereby deleted in its entirety and the following shall be substituted therefor:

                  "(C) to the extent incurred to finance the making of capital improvements, repairs and additions to the Operating Partnership's Mortgaged Property, Indebtedness incurred under
                  Section 8.01(f), provided that:

                           (i) such Liens are effected through an amendment to
                  the Mortgages to the extent necessary to provide the holders of such Indebtedness equal and ratable security in the property and assets subject to the Security Documents with the holders of the MP Loans and the Mortgage Notes and of other Indebtedness secured under the Security Documents;

                           (ii) in the case of Indebtedness incurred in
                  connection with Section 8.01(b) or 8.01(f), the Mortgages are amended to the extent necessary to extend the

                  Lien thereof to any property or assets, if any, acquired or otherwise financed with the proceeds of such Indebtedness and"

                  (iii) Subsection (j) of Section 8.02 of the Credit Agreement is hereby amended by inserting "8.01(b)" immediately after the word "Section" but before the "8.01(f)" appearing in the fifth line thereof.

                  (iv) Subsection (r) of Section 8.02 of the Credit Agreement is hereby deleted in its entirety and the following shall be substituted therefor

                  "Liens on property not securing the Loans granted to secure the obligations of the Operating Partnership, the MLP or the Services Partnership under Interest Rate Agreements or any agreement described in Section 8.01(k);"

                  (v) Subsection (s) of Section 8.02 of the Credit Agreement is hereby deleted in its entirety.

                  (vi) The last paragraph of Section 8.02 is hereby amended by adding the words "or any Subsidiary" after the word "Borrower" and before the word "of" in the last line thereof.

         SECTION 5. Amendments to Section 8.03 of the Credit Agreement.

                    Subsections (c), (e) (f) and (g) of Section 8.03 of the Credit Agreement are hereby each amended by inserting the words "or any Subsidiary" immediately after the word "it" appearing at the beginning thereof.

         SECTION 6. Amendments to Subsections 8.07 (c) (ii) (A) and (B) of the Credit Agreement.

                  Each of subclauses (A) and (B) of Subsection 8.07(c)(ii) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" where it appears in said subclauses and substituting therefor the amount of "$15,000,000."

         SECTION 7. Amendments to Section 11.11 of the Credit Agreement.

                    (i) 11.11(b) of the Credit Agreement is hereby amended by deleting the word "Prospective" appearing immediately before the phrase "Debt Service Reserve by dedicating thereto" appearing in the fourth line thereof.

                    (ii) Sub-section 11.11(c) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                    "(c) Notwithstanding anything contained herein or elsewhere to the contrary or seemingly to the contrary, failure by the Operating Partnership to comply with the provisions of Section 11.11(a) or 11.11(b) shall not constitute a Default or Event of Default if such failure is a result of the Quarterly Cash Flow Available for Debt Service's being insufficient to fund and/or increase the Debt Service Reserve to the amount required by Section 11.11(a) or the provisions of Section 11.11(b), as applicable."

         SECTION 8. Amendments to Exhibit B of the Credit Agreement.

         The Credit Agreement is hereby amended by deleting Exhibit B thereto and substituting therefor the Notice of Borrowing attached hereto as Annex 1.

         SECTION 9. Representations and Warranties. Each of the General Partner and each of the Borrowers severally represents and warrants, each for itself and not otherwise, that as of the date hereof, each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct.

         SECTION 10. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions or upon waiver thereof:
(i) The General Partner and the Borrowers shall have executed this Amendment and delivered the same to the Agent; (ii) the Agent shall have received the Certificate of the Secretary or Assistant Secretary of the General Partner (x) certifying the corporate resolutions authorizing execution and delivery of this Amendment by the General Partner, together with an incumbency certificate in respect of the officers executing this Amendment; and (y) confirming that each of the Certificate of Incorporation of the General Partner, the MLP Partnership Agreement, the Services Partnership Agreement and the Operating Partnership Agreement has not been amended, modified, revoked, terminated, rescinded or otherwise changed, except as would not be reasonably expected to have a material adverse effect on the Borrower's ability to perform its obligations under the Credit Agreement; and (iii) the Banks shall have received the opinion of Andrews and Kurth, L.L.P., special counsel for the General Partner and the Borrowers, in a form reasonably acceptable to the Banks.

         SECTION 11. Full Force and Effect. The Credit Agreement, as amended hereby, shall continue in full force and effect. The Credit Agreement and this Amendment, during its term, shall be read, taken, and construed as one and the same instrument.

         SECTION 12. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties on separate counterparts, each of which shall be construed as an original, but all of which taken together shall constitute but one and the same instrument. This Amendment shall be effective as of the date hereof when counterparts hereof executed by each of the parties hereto shall have been delivered to the Agent.

         SECTION 13. Governing Law. The parties hereto agree and intend that this Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         SECTION 14. Final Agreement. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.


                                         LAKEHEAD PIPE LINE COMPANY, INC.



                                         By: /s/ STEPHEN J. WUORI
                                            -----------------------------------
                                             Name: Stephen J. Wuori
                                                  -----------------------------
                                             Title:   President
                                                   ----------------------------


                                         By: /s/ MARK A. MAKI
                                            -----------------------------------
                                             Name: Mark A. Maki
                                                  -----------------------------
                                             Title:   Chief Accountant
                                                   ----------------------------

                                         LAKEHEAD PIPE LINE PARTNERS, L.P.

                                         By: Lakehead Pipe Line Company, Inc.
                                             General Partner


                                         By: /s/ STEPHEN J. WUROI
                                            -----------------------------------
                                             Name: Stephen J. Wuori
                                                  -----------------------------
                                             Title:   President
                                                   ----------------------------


                                         By: /s/ MARK A. MAKI
                                            -----------------------------------
                                             Name: Mark A. Maki
                                                  -----------------------------
                                             Title:   Chief Accountant
                                                   ----------------------------

                                       LAKEHEAD SERVICES,
                                       LIMITED PARTNERSHIP

                                       By: Lakehead Pipe Line Partners, L.P., a
                                           Delaware Limited Partnership,
                                           its General Partner

                                       By: Lakehead Pipe Line Company, Inc.,
                                           as General Partner of Lakehead Pipe
                                           Line Partners, L.P.



                                       By: /s/ STEPHEN J. WUORI
                                          -------------------------------------
                                           Name: Stephen J. Wuori
                                                -------------------------------
                                           Title:   President
                                                 ------------------------------


                                       By: /s/ MARK A. MAKI
                                          -------------------------------------
                                           Name: Mark A. Maki
                                                -------------------------------
                                           Title:   Chief Accountant
                                                 ------------------------------


                                       LAKEHEAD PIPE LINE COMPANY,
                                       LIMITED PARTNERSHIP

                                       By: Lakehead Pipe Line Company, Inc.,
                                           General Partner



                                       By: /s/ STEPHEN J. WUORI
                                          -------------------------------------
                                           Name: Stephen J. Wuori
                                                -------------------------------
                                           Title:   President
                                                 ------------------------------


                                       By: /s/ MARK A MAKI
                                          -------------------------------------
                                           Name: Mark A. Maki
                                                -------------------------------
                                           Title:   Chief Accountant
                                                 ------------------------------

                                       BANK OF MONTREAL, a Canadian-chartered
                                       bank in its individual capacity as a Bank and as Agent



                                       By: /s/ J. BAIDACOFF
                                          -------------------------------------
                                           Name: J. Baidacoff
                                                -------------------------------
                                           Title:     Director
                                                 ------------------------------


                                       THE TORONTO-DOMINION BANK, a Canadian
                                       chartered bank



                                       By: /s/ WARREN FINLAY
                                          -------------------------------------
                                       Name:     Warren Finlay
                                            -----------------------------------
                                       Title:         Manager Credit
                                             ----------------------------------


                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       a Canadian chartered bank



                                       By: /S/ MICHAEL A.G. CORKUM
                                          -------------------------------------
                                       Name:     Michael A.G. Corkum
                                            -----------------------------------
                                       Title:         Authorized Signatory
                                             ----------------------------------


                                       ABN AMRO BANK, N.V., CAYMAN ISLANDS
                                       BRANCH


                                       By: /s/ P.K. CHAN          JANE TAYLOR
                                          -------------------------------------
                                       Name:  P.K. Chan           Jane Taylor
                                            -----------------------------------
                                       Title:  Vice President,    Assistant
                                                  Credit          Vice President
                                               --------------------------------

                                    ANNEX 1


                                   EXHIBIT B

                              NOTICE OF BORROWING

                             _______________,199__


     The undersigned _____________ (the "Borrower") hereby gives you notice irrevocably, pursuant to Section 2.02 of that certain Amended and Restated Revolving Credit Agreement, dated as of September 6, 1996 (as the same may be amended or restated from time to time, the "Amended and Restated Credit Agreement") executed by and among Lakehead Pipe Line Company, Inc., Lakehead Pipe Line Partners, L.P., Lakehead Services, Limited Partnership, Lakehead Pipe Line Company, Limited Partnership; the Bank of Montreal, as Agent for the Banks; Harris Trust and Savings Bank, as Collateral Agent for the Banks; and the Banks shown on Schedule 1.01 thereto of the Borrowing(s) specified below:

I.   PRIME RATE LOAN:

     (A)  Aggregate Principal Amount:   $___________

     (B)  Date of Borrowing:     __________,199__

     (C)  Prime Rate Loan Security:  Qualifying Securities ___OR
                                     Mortgaged Properties____

     Collateral Account Number ___________
     Trust Number __________

II.  CD RATE LOAN:

     (A)  Aggregate Principal Amount:   $__________

     (B)  Date of Borrowing:     __________,199__

     (C)  CD Rate Loan Security:  Qualifying Securities ___ OR
                                  Mortgaged Properties

     (D)  CD Rate Initial Interest Period:  ____ days(1)

____________

     (1) Select Interest Period which is not more than 365 days, except that such period may be longer with the prior consent of the Banks.

     Collateral Account Number________________
     Trust Number__________________

III. LIBOR RATE LOAN:

     (A)  Aggregate Principal Amount:   $_________________

     (B)  Date of Borrowing:  __________________, 199_

     (C)  LIBOR Rate Loan Security:     Qualifying Securities____ OR
                                        Mortgaged Properties____

     (D)  LIBOR Rate Initial Interest Period: ____________ months(2)

     Collateral Account Number________________
     Trust Number____________________

IV. The Borrowing(s) herein requested are to be received in immediately available funds on _________, ______________, 199_ in the following account:

          Bank Name:          ______________________________
          ABA Number:         ______________________________
          Account Title:      ______________________________
          Account Number:     ______________________________


     Capitalized terms used herein without definition have the meanings assigned to them in the Amended and Restated Credit Agreement.



                                        _____________________________________

                                        By: _________________________________
                                        Name: _______________________________
                                        Title: ______________________________



                                        By: _________________________________
                                        Name: _______________________________
                                        Title: ______________________________


_______________

       (2) Select Interest Period which is not more than 12 months, except that such period may be longer with the prior consent of the Banks.

CONFIRMATION OF RECEIPT BY AGENT [FAX TO: (403) 231-4848] BANK OF MONTREAL


BY:                                     DATE:
   -------------------------------            ----------------------------
              (signed)